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                                                                      EXHIBIT II

                             JOINT FILING AGREEMENT


     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Series A and Series B Common Stock of The Wackenhut Corporation and that this Agreement be filed as an Exhibit to such statement on Schedule 13D.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the 18 day of March, 2002.


                                          GROUP 4 FALCK A/S


                                          By: /s/ Lars Norby Johansen
                                              -----------------------
                                                Name: Lars Norby Johansen
                                                Title: President and CEO

                                          By: /s/ Derrick Miller
                                              -----------------------
                                                Name: Derrick Miller
                                                Title: Group CFO


                                          MILESTONE HOLDING ONE, INC.


                                          By: /s/ Lars Norby Johansen
                                              -----------------------
                                                Name: Lars Norby Johansen
                                                Title: President and CEO

                                          By: /s/ Derrick Miller
                                              -----------------------
                                                Name: Derrick Miller
                                                Title: Group CFO


                                          MILESTONE ACQUISITION
                                          CORPORATION


                                          By: /s/ Lars Norby Johansen
                                              -----------------------
                                                Name: Lars Norby Johansen
                                                Title: President and CEO

                                          By: /s/ Derrick Miller
                                                 ------------------------
                                                   Name: Derrick Miller
                                                   Title: Group CFO